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                                                                   Exhibit 10.31
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                           1997 STOCK INCENTIVE PLAN
                                OF AMETEK, INC.

             (Originally known as the "1997 Stock Incentive Plan of
                       Ametek Aerospace Products, Inc.")

1.   Purpose.  The purpose of this Stock Incentive Plan is to advance the
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interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by key employees and Directors of the Corporation and its Affiliates upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations, and by providing such key employees and Directors with incentives to maximize the success of the Corporation. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will strengthen the desire of such key employees and Directors to remain with the Corporation as well as that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation and its Affiliates to attract desirable personnel and Directors.

2.   Definitions.   When used in this Plan, unless the context otherwise
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requires:

         (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

         (b) "Affiliate" shall mean a person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Corporation. For this purpose, 50% general voting power of an incorporated entity, or 50% profits interest of an unincorporated entity, as the case may be, shall constitute control.

         (c) "Board of Directors" shall mean the Board of Directors of the Corporation as constituted at any time.

         (d) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors of the Corporation.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (f) "Committee" shall mean the Incentive Committee, a sub-committee of the Compensation Committee of the Board of the Corporation and hereinafter described in Section 4.

         (g) "Corporation" shall mean Ametek Aerospace Products, Inc. which shall be known as AMETEK, Inc. upon the completion of the spin-off
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             contemplated by the Amended and Restated Contribution and
             Distribution Agreement, dated as of February 5, 1997, by and between AMETEK, Inc. and the Corporation (the "Spin-Off").

         (h) "Fair Market Value" shall mean the average of the high and low sales prices on the stock exchange or market on which the Shares are primarily traded on the date as of which such value is being determined or, if there shall be no sale on that date, then on the last previous day on which a sale was reported.

         (i) "Incentive Award" shall mean an Option, Phantom Stock Award, Restricted Stock Award, or Rights granted pursuant to the Plan.

         (j) "Incentive Stock Option" shall mean an option as defined under
             Section 422 of the Code and regulations promulgated thereunder.

         (k) "Non-Employee Director" shall mean a Director of the Corporation and/or its Affiliates who is not also an employee of the Corporation and/or its Affiliates.

         (l) "Non-Qualified Stock Option" shall mean an Option other than an Incentive Stock Option.

         (m) "Options" shall mean the stock options granted pursuant to the Plan, including Non-Qualified Stock Options and Incentive Stock Options, which shall entitle the holder thereof to purchase Shares from the Corporation for such price and at such times as the Committee shall determine at the time the Options are granted, subject to the terms and conditions of the Plan.

         (n) "Phantom Stock Award" shall mean an Award granted in accordance with the provisions of Section 11 hereof, which shall entitle the holder thereof to receive from the Corporation cash or Shares, or a combination of cash and Shares, based upon the Fair Market Value of Shares at the time of the expiration of the vesting period under such Award, subject to the terms and conditions of the Plan.

         (o) "Phantom Stock Units" shall mean the units of Phantom stock credited to the holder of a Phantom Stock Award, each of which units shall be a fictitious share of common stock which is the equivalent of one Share.

         (p) "Plan" shall mean the 1997 Stock Incentive Plan of Ametek Aerospace Products, Inc. adopted by the Board of Directors on June 23, 1997, as such Plan from time to time may be amended. Effective with the Spin-
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             Off on July 31, 1997, the name of the Plan shall be changed to the
             "1997 Stock Incentive Plan of AMETEK, Inc.".

         (q) "Restricted Shares" shall mean the Shares issued as a result of a Restricted Stock Award.

         (r) "Restricted Stock Award" shall mean a grant of Shares or of the right to purchase Shares pursuant to Section 10 hereof. Such Shares, when and if issued, shall be subject to such transfer restrictions and risk of forfeiture as the Committee shall determine at the time the Award is granted, or as specified in subsection (d) of Section 10 hereof, until such specific conditions are met. Such conditions may be based on continuing employment (or services) or achievement of pre-established performance objectives, or both.

         (s) "Rights" shall mean stock appreciation rights granted pursuant to the Plan, which shall entitle the holder thereof to receive from the Corporation cash or Shares or a combination of cash and Shares based upon the excess of the Fair Market Value of Shares at the time of exercise over the purchase price of the Shares subject to the related Option, or the Fair Market Value of Shares on the date the Rights were granted, as the case may be, subject to the terms and conditions of the Plan.

         (t) "Share" shall mean a share of common stock of the Corporation.

3.   Shares Subject to the Plan.   Subject to the provisions of Section 17
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hereof, the aggregate number of Shares (including Shares subject to the pre-
Spin-Off date Incentive Awards referred to in Section 22) that may be subject to Options, Phantom Stock Awards (other than any Phantom Stock Awards which are payable only in cash), Restricted Stock Awards and Rights shall not exceed 3,800,000, which Shares may be either Treasury Shares or authorized but unissued Shares. A maximum of 15% of the aggregate number of Shares, or 570,000 Shares, may be awarded to any single individual during the duration of the Plan. A maximum of 10% of the aggregate number of Shares, or 380,000 Shares, may be awarded as Restricted Shares, Rights and Phantom Stock Awards. A maximum of 3% of the aggregate number of shares or 114,000 Shares, may be awarded, in the aggregate, as Options which have been repriced and as Restricted Stock Awards with vesting periods of less than 3 years. In the event the Corporation adopts a stock purchase plan for the benefit of its employees, the shares of common stock awarded under that plan shall further reduce the aggregate number of Shares available under this Plan. If the Shares that would be issued or transferred pursuant to any such Incentive Award are not issued or transferred and cease to be issuable or transferable for any reason (including the extent to which payment pursuant to a Phantom Stock Award is made in cash), or if Restricted Shares issued pursuant to a Restricted Stock Award are forfeited, the number of Shares subject to such Incentive Award will no longer be charged against the limitation
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provided for herein (even if the holders had voting or dividend rights with regard to the Shares) and may again be made subject to Incentive Awards; provided, however, that Shares as to which an Option has been surrendered in connection with the exercise of a related Right shall not again be available for the grant of any further Incentive Awards. Notwithstanding, the preceding, with respect to any Option or Right granted to any person who is a "covered employee" as defined in Section 162(m) of the Code that is canceled (other than with respect to the exercise of a related Right or Option) or as to which the exercise price or base value is reduced, the number of shares subject to such Option or Right shall continue to be counted, in accordance with said Section 162(m) and regulations promulgated thereunder, against the maximum number of Shares which may be the subject of Incentive Awards granted to such person.

4.   Committee.   The Plan shall be administered by a Committee which shall
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consist of at least two Non-Employee Directors, all of whom shall be "outside directors" as defined under Section 162(m) of the Code and related Treasury regulations and all of whom shall be "Non-Employee Directors" as defined under Rule 16b-3 under the Act. The members of the Committee shall be selected by the Board of Directors. If a member of the Committee, for any reason, shall cease to serve, the vacancy may be filled by the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by the Board of Directors. The Chairman of the Committee shall be designated by the Board of Directors, and meetings of the Committee may be called at any time by its Chairman or upon written request of a majority of the members of the Committee, provided that meetings may be held at any time without notice if all the members are present or if at any time before or after the meeting those not present waive notice of the meeting in writing. Subject to the preceding provision, at least one day's notice of the meeting shall be given in person or by telephone, letter, fax, telegram or cablegram. At all meetings of the Committee, a majority of the members of the Committee at the time of such meeting shall be necessary to constitute a quorum. Any act of a majority of the quorum present at a meeting shall be the act of the Committee.

5.   Participants.   All key employees of the Corporation and its Affiliates
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shall be  eligible to receive Incentive Awards under the Plan.  The persons to whom Incentive Awards are to be offered under the Plan and the number of Shares with respect to which Incentive Awards are to be granted to each such person shall be determined by the Committee in its sole discretion subject, however, to the terms and conditions of the Plan. In addition to the foregoing, each Non-Employee Director whose initial election to the Board of Directors is on or after the date of the adoption of the Plan by the Board of Directors (other than any Non-Employee Director who is a partner of the law firm then retained as general counsel to the Corporation) shall be granted, as of the date such Director becomes a member of the Board of Directors, a Non-Qualified Stock Option to purchase 20,000 Shares. The Non-Qualified Stock Option shall expire ten (10) years from the date of grant and shall be exercisable by such Non-Employee Director after the anniversary date of the grant, during each of the four succeeding twelve (12) month periods only to the extent of 5,000 Shares. Subject to Section 13 hereof, optioned Shares which may have been but were not purchased during any one twelve (12) month period
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may be purchased during any one or more succeeding twelve (12) month periods.
Payment for the stock purchased pursuant to the exercise of the Option shall be made in full at the time of the exercise of the Option by cash, by check payable to the order of the Corporation, or by the delivery to the Corporation of Shares which shall be valued at their fair market value on the date of exercise of the Option. Non-Employee Directors shall not be granted Incentive Awards under the Plan except in accordance with the foregoing.

6.   Grant of Options.   The number of Options to be granted to any eligible
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person shall be determined by the Committee in its sole discretion. At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an Incentive Stock Option, or (b) is to be treated as a Non-Qualified Stock Option for purposes of this Plan and the Code, or (c) is in part to be considered as an Incentive Stock Option and in part to be treated as a Non-Qualified Stock Option for purposes of this Plan and the Code; provided, however, that no Incentive Stock Option may be granted after June 22, 2007.

Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as Incentive Stock Options (and any other incentive stock options granted to an employee after 1986 under any other incentive stock option plan maintained by the Corporation or any Affiliate that meets the requirements of Section 422 of the Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. This paragraph shall be applied by taking options into account in the order in which they are granted.

Nothing herein contained shall be construed to prohibit the granting of Options at different times to the same person.

The form of Option shall be as determined from time to time by the Committee. A certificate of Option signed by the Chairman of the Board or the President or a Vice President, attested by the Treasurer or an Assistant Treasurer, or Corporate Secretary or an Assistant Secretary of the Corporation having the seal of the Corporation affixed thereto, shall be delivered to each person to whom an Option is granted.

7.   Grant of Rights.   The Committee shall have the authority in its discretion
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to grant to any eligible person Rights which may be granted separately or in connection with an Option (either at the time of grant or at any time during the term of the Option; provided, however, that in the case of an Incentive Stock Option, Rights may be granted only at the time the Incentive Stock Option is granted). Rights granted in connection with an Option, shall be granted with respect to the same number of Shares then covered by the Option, subject to adjustment pursuant to the provisions of Section 17 hereof, and may be exercised as determined by the Committee in its discretion at the time of the grant of the Rights, either in conjunction with, or as an alternative to, the exercise of the related Option.
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Conjunctive Rights granted in connection with an Option shall entitle the holder thereof to receive payment from the Corporation, determined as hereinafter provided, only if and to the extent that the related Option is exercisable and is exercised. Upon any exercise of an Option in respect of which conjunctive Rights shall have been granted, the holder of the Rights shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date of such exercise over the purchase price per Share payable upon exercise of the related Option (the "Price Spread"), or a portion of the Price Spread determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the related Option shall have then been so exercised; provided, however, that the amount of the payment which a holder of such Rights shall be entitled to receive upon any exercise of the Rights shall in no event exceed two times the aggregate purchase price payable by such holder for the Shares in respect of which the related Option shall have then been so exercised.

Alternative Rights granted in connection with an Option shall entitle the holder thereof to receive payment from the Corporation, determined as hereinafter provided, only if and to the extent that the related Option is exercisable, by surrendering the Option with respect to the number of Shares as to which such Rights are then exercised. Such Option, to the extent surrendered, shall be deemed exercised. Upon any exercise of alternative Rights, the holder thereof shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Price Spread, or a portion of the Price Spread determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised. Rights granted without relationship to an Option shall be exercisable as determined by the Committee, but in no event after ten years from the date of grant. Such Rights shall entitle the holder, upon the exercise thereof, to receive payment from the Corporation of an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date of such exercise over the Fair Market Value of one Share on the date the Rights were granted (the "Value Spread"), or a portion of the Value Spread determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.

Notwithstanding anything contained herein, the Committee may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights.

Payment of the amount determined hereunder upon the exercise of conjunctive Rights or Rights granted without relationship to an Option shall be made solely in cash. At the holder's election, payment of the amount determined hereunder upon the exercise of alternative Rights granted in connection with an Option may be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of exercise of the Rights, or in a combination of cash and Shares. Notwithstanding any other provision of the Plan or of any Option or Rights, upon the exercise of such alternative Rights, the Committee
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shall have the power at its discretion to disapprove the holder's election as to the form (i.e., cash or Shares, or part in cash and part in Shares) in which payment of the Rights will be made and to substitute therefor payment as it determines. If the Committee does not disapprove an election made upon the exercise of Rights within 60 days after such exercise or election then the Committee shall be deemed to have approved such election. No fractional Shares shall be issued by the Corporation, and settlement therefor shall be made in cash.

Notwithstanding any other provision of the Plan or of the Rights, for purposes of determining the amount of the Price Spread or the Value Spread in the case of a holder of Rights who is a Director or officer subject to Section 16(b) of the Act, the Committee, in its sole discretion may designate a single Fair Market Value per Share with respect to all such holders who exercise Rights during any single ten-day period specified in Rule 16b-3(e)(3) under the Act; provided, however, that the Fair Market Value per Share designated by the Committee during any such period shall in no event be greater than the highest Fair Market Value per Share on any day during such period or less than the lowest Fair Market Value per Share on any day during such period.

The form of Rights shall be as determined from time to time by the Committee. A Certificate of Rights signed by the Chairman of the Board or the President or a Vice President, attested by the Treasurer or an Assistant Treasurer, or Corporate Secretary or an Assistant Secretary of the Corporation and having the seal of the Corporation affixed thereto, shall be delivered to each person to whom Rights are granted.

8.   Duration of Option and Related Rights.   The duration of any Option granted
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under the Plan shall be fixed by the Committee in its sole discretion; provided, however, that no Option shall remain in effect for a period of more than ten years from the date on which it is granted; and provided further that an Incentive Stock Option that is granted to an employee of the Corporation or an Affiliate who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Affiliate, may not have a term that exceeds five years from the date of grant. The duration of any Rights granted in connection with any Option granted under the Plan shall be coterminous with the duration of the related Option.

9.   Exercise of Options and Rights.  Except as otherwise provided hereunder, an
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Option and Rights, after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee, in its sole discretion, at the time the Option and Rights are granted. Notwithstanding the foregoing, all or any part of any remaining unexercised Options or Rights granted to any person may be exercised (a) subject to the provisions of Section 13 hereof, upon the holder's retirement at or after age 65, provided the holder has completed at least two full years of employment with the Corporation (or with AMETEK, Inc. as it existed immediately prior to the Spin-Off) or any Affiliate of the foregoing,
(b) subject to the provisions of Section 13 hereof, upon the death of the holder, (c) upon the holder's termination of employment in connection with a Change in
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Control, or (d) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration.

As used in the Plan, a "Change in Control" shall be deemed to have occurred if

         (i) Any person (except the Corporation, any subsidiary of the Corporation, any employee benefit plan of the Corporation or of any subsidiary of the Corporation, or any person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such employee benefit plan), together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, in the aggregate of 20% or more of the value of the outstanding equity or combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors; or

         (ii) The shareholders of the Corporation approve a merger or consolidation the result of which is that the shareholders of the Corporation do not own or control at least 50% or more of the value of the outstanding equity or combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, or there occurs a sale or other disposition of all or substantially all of the Corporation's assets or a plan of liquidation is approved; provided, however, that an internal reorganization shall not constitute a "Change in Control" if the shareholders of the Corporation own or control, directly or indirectly, at least 50% of the value of the outstanding equity or combined voting power of the then outstanding voting securities of the new company entitled to vote generally in the election of directors of that company.

An Option shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option to the Corporate Secretary or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the sum. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation, or by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option or by such other methods as the Committee may permit from time to time, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; provided, however, that a holder may not use any Shares acquired pursuant to the exercise of an Option granted under this Plan or any other stock option plan maintained by the Corporation or any Affiliate unless the holder has beneficially owned such Shares for at least six months, nor may the holder use any Restricted Shares with respect to which all restrictions and conditions have not lapsed or been satisfied for at least six months. Any Rights exercised in conjunction therewith shall be exercised by the inclusion in such notice of a notice of exercise of Rights, together with the Rights certificate.
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Within a reasonable time after the exercise of an Option, the Corporation shall cause to be issued and delivered, to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option, and, if Rights have been exercised in conjunction therewith, the amount of cash determined in accordance with Section 7 hereof. If the Option and any conjunctive Rights shall have been exercised with respect to less than all of the Shares subject to the Option and Rights, the Corporation shall also cause to be delivered to the person entitled thereto an Option certificate and a Rights certificate with respect to the number of Shares equal to the difference between the number of Shares of the Option certificate and Rights certificate surrendered at the time of the exercise of the Option and Rights and the number of Shares with respect to which the Option and Rights were so exercised, or the original Option certificate and Rights certificate shall be endorsed to give effect to the partial exercise thereof. If any Option is treated in part as an Incentive Stock Option and in part as a Non-Qualified Stock Option, the Corporation shall designate the Shares that are treated as purchased pursuant to the exercise of an Incentive Stock Option by causing to be delivered a separate certificate therefor.

Rights that are exercisable as an alternative to the exercise of a related Option, or without any relationship to an Option, shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the Rights certificate, and, in the case of alternative Rights, a specification of the percentages of the Rights which the holder desires to receive in cash and in Shares. Holders of alternative Rights shall also surrender the related Option certificate. Within a reasonable time thereafter, the Corporation shall cause to be delivered and/or issued to the person entitled thereto, the amount of cash and/or a certificate for the number of Shares determined in accordance with
Section 7 hereof. Upon the exercise of alternative Rights, the number of Shares subject to exercise under the related Option or portion thereof shall be reduced by the number of Shares represented by the Option or portion thereof surrendered. Shares subject to Options or portions thereof surrendered upon the exercise of alternative Rights shall not be available for subsequent Incentive Awards under the Plan. If the Rights shall have been exercised with respect to less than all of the Shares subject thereto (or to the related Option, if any), the Corporation shall also cause to be delivered to the person entitled thereto a Rights certificate (and an Option certificate, in the case of alternative Rights) with respect to the difference between the number of Shares of the Rights certificate (and related Option certificate, if any) surrendered at the time of the exercise of the Rights and the number of Shares with respect to which the Rights were so exercised (and the related Option, if any, was so surrendered), or the original Rights certificate (and related Option certificate, if any) shall be endorsed to give effect to the partial exercise (and surrender) thereof.

Notwithstanding any other provision of the Plan or of any Option or Rights, no Option or Rights granted pursuant to the Plan may be exercised at any time when the Option or Rights or the granting or exercise thereof violates any law or governmental order or regulation.

10.  Terms and Conditions of Restricted Stock Awards.
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

         (a) All Restricted Shares granted to or purchased by an eligible person pursuant to the Plan shall be subject to the following conditions:

             (i) the Restricted Shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire;

             (ii) each certificate representing Restricted Shares issued pursuant to a Restricted Stock Award under this Plan shall bear a legend making appropriate reference to the restrictions imposed;

             (iii) no Restricted Shares shall have a vesting period of less than 3 years except upon the occurrence of such special circumstance or event as, in the opinion of the Committee, merits special consideration; and

             (iv) the Committee may impose such other conditions as it may deem advisable on any Restricted Shares granted to or purchased by an eligible person pursuant to a Restricted Stock Award under this Plan, including, without limitation, restrictions under the requirements of any stock exchange upon which such Shares or shares of the same class are then listed, and under any securities law applicable to such Shares.

         (b) The restrictions imposed under subsection (a) hereof upon Restricted Stock Awards shall lapse in accordance with a schedule or other conditions as determined by the Committee, subject to the provisions of Section 13 hereof.

         (c) Prior to the expiration or lapse of all of the restrictions and conditions imposed upon Restricted Shares, a stock certificate or certificates representing such Restricted Shares shall be registered in the holder's name but shall be retained by the Corporation for the holder's account. The holder shall have the right to vote such Restricted Shares and shall have all other rights and privileges of a beneficial and record owner with respect thereto, including, without limitation the right to receive dividends, distributions and adjustments with respect thereto; provided, however, that such dividends, distributions and adjustments may be retained by the Corporation for the holder's account and for delivery to the holder, together with the stock certificate or certificates representing such Restricted Shares, as and when said restrictions and conditions shall have expired or lapsed.

11.  Terms and Conditions of Phantom Stock Awards.   The Committee shall have
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the authority in its discretion to grant to any eligible person Phantom Stock
Awards which shall be subject to the following conditions:

         (a) The Phantom Stock Units credited to the holder of a Phantom Stock Award shall be subject to a vesting period which shall mean a period commencing on the date the Award is granted and ending in accordance with a schedule or other conditions as determined by the Committee, subject to the provisions of Section 13 hereof. The Committee may provide for the expiration of the vesting period in installments where deemed appropriate.

         (b) A Phantom Stock Award shall entitle the holder, upon the expiration of the vesting period, to receive payment from the Corporation of an amount equal to the product obtained by multiplying (i) the Fair Market Value of one Share on the date of such expiration by (ii) the number of Phantom Stock Units in respect of which the vesting period shall have then expired. The payment of such amount may be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of expiration of the vesting period, or in a combination of cash and Shares, subject to such terms and conditions as are determined by the Committee; provided, however, that no fractional Shares shall be issued by the Corporation, and settlement therefor shall be made in cash.

         (c) The Committee may impose such other conditions as it may deem advisable on any Shares which may be issued pursuant to a Phantom Stock Award under this Plan, including, without limitation, restrictions under the requirements of any stock exchange upon which such Shares or shares of the same class are then listed, and under any securities law applicable to such Shares.

         (d) Prior to the expiration of the vesting period under a Phantom Stock Award, amounts equal to the dividends payable with respect to the same number of Shares as the number of Phantom Stock Units as to which the vesting period has not expired shall be credited to the holder's account under such Award; provided, however, that such dividend-equivalent amounts may be retained by the Corporation for the holder's account and for delivery to the holder only as and when said vesting period shall have expired.

12.  Purchase Price.   The purchase price per Share for Restricted Shares to be
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purchased pursuant to Restricted Stock Awards, or for the Shares to be purchased pursuant to the exercise of an Option, shall be fixed by the Committee at the time of the grant of the Restricted Stock Award or Option; provided, however, that the purchase price per Share for the Shares to be purchased pursuant to the exercise of an Incentive Stock Option or Non-Qualified Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date such Incentive Stock Option or Non-Qualified Stock Option is granted; and, provided further, that an Incentive Stock Option that is granted to an employee of the Corporation or an Affiliate who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Affiliate, must have a purchase price per Share equal to 110% of the Fair Market Value of a Share on the date of grant. The Committee may reduce the purchase price per Share for Shares to be purchased pursuant to the exercise of an outstanding Option only if (i) the purchase price exceeds 100% of the Fair
Market Value of a Share on the date such Option is exercisable and (ii) a circumstance or event has occurred which, in the opinion of the Committee, warrants such price reduction.

13.  Termination of Employment.   If a holder of an Option and/or Rights shall
     -------------------------
voluntarily or involuntarily leave the employ or service of the Corporation and its Affiliates, the Option and Rights of such holder shall terminate forthwith, except that the holder shall have until the expiration of 3 months (three business days in the case of Incentive Stock Options granted before November 20,
1996) from the cessation of the holder's employment with the Corporation and its Affiliates (without regard to any period of severance) to exercise any unexercised Option and/or Rights the holder could have exercised on the day on which he left the employ or service of the Corporation and Affiliates.

Notwithstanding the foregoing, if the cessation of employment or service is due to retirement on or after attaining the age of sixty-five years, or to death, the holder or the representatives of the estate of the holder shall have the privilege of exercising the unexercised Options and/or Rights which the holder or the deceased could have exercised at the time of his retirement or death, provided that such exercise must be accomplished prior to the expiration of such Options and Rights and either within three months of the holder's retirement or within six months after the death of the holder, as the case may be. If the employment or service of any holder with the Corporation or an Affiliate shall be terminated because of the holder's violation of the duties of such employment or service with the Corporation or its Affiliates, as he may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion and which determination by the Committee shall be conclusive, all exercised Options and Rights of such holders shall terminate immediately upon the termination of the holder's employment or service with the Corporation or an Affiliate, and a holder whose employment or service with the Corporation or an Affiliate is so terminated shall have no right after such termination to exercise any unexercised Option or Rights he might have exercised prior to the termination of his employment or service with the Corporation or an Affiliate.

Except as hereinafter provided, if a holder of a Restricted Stock Award shall voluntarily or involuntarily leave the employ of the Corporation and its Affiliates, all such Restricted Shares subject to restrictions at the time his employment or service terminates (and any dividends, distributions and adjustments retained by the Corporation with respect thereto) shall be forfeited and any consideration received therefor from the holder shall be returned to the holder. Notwithstanding the foregoing, all restrictions to which Restricted Stock Awards are subject shall lapse (a) upon the death or disability (as defined in Section 22(e)(3) of the Code) of the holder, (b) upon the holder's termination of employment or cessation of service as a Director in connection with a Change in Control (as defined in Section 9 hereof), or (c) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration.

Except as hereinafter provided, if a holder of a Phantom Stock Award shall voluntarily or involuntarily leave the employ or service of the Corporation and its Affiliates prior to the complete expiration of the vesting period, all amounts theretofor remaining payable pursuant to such Award (including any dividend equivalent amounts retained by the Corporation with respect thereto) shall be forfeited. Notwithstanding the foregoing, the vesting period under a Phantom Stock Award shall completely expire, and all amounts remaining payable thereunder shall be payable (a) upon the death or disability (as defined in Section 22(e)(3) of the Code) of the holder, (b) upon the holder's termination of employment in connection with a Change in Control, or (c) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration.

14.  Consideration for Incentive Awards.   As consideration for the grant of an
     ----------------------------------
Incentive Award, the Corporation shall obtain in each case either (a) from any recipient who at the time of the grant of the Incentive Award shall not have been under a contract of employment, an option to have the services of such recipient for such period, up to one year, as the Corporation shall determine, or (b) from any recipient who is under an employment contract at the time the Incentive Award is granted, an option to extend the term of his contract for a period of not less than one year upon such terms and conditions as the Corporation and the employee may agree, but if they are unable to agree, then upon the same terms and conditions of such contract, or (c) from either a recipient who is or is not under an employment contract at the time the Incentive Award is granted, such other consideration as the Committee, in its sole discretion, shall request.

15.  Transferability of Incentive Awards.
     -----------------------------------

         (a) Non-Transferability of Incentive Awards. Except as provided below, Incentive Awards shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution to the extent provided herein, and Incentive Awards may be exercised or surrendered during the holder's lifetime only by the holder thereof.

         (b) Transfer of Non-Qualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in the Non-Qualified Stock Option certificate, that the holder thereof may transfer the Non-Qualified Stock Option to family members or other persons or entities according to such terms as the Committee may determine; provided that the holder thereof receives no consideration for the transfer of a Non-Qualified Stock Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

16.  Tax Withholding.   The Corporation or Affiliate shall deduct and withhold
     ---------------
such amounts under any federal, state or local tax rules or regulations as it deems appropriate with respect to the issuance of Shares and/or the payment of cash to the holder of any Incentive Award from any cash or other payments to be made to the holder. In any event, the holder shall make available to the Corporation or Affiliate, promptly when required, sufficient funds to meet the requirements of such withholding; and the Committee shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Corporation or Affiliate when required.

17.  Adjustment Provision.   If prior to the complete exercise of any Option, or
     --------------------
prior to the expiration or lapse of all of the restrictions and conditions imposed pursuant to a Restricted Stock Award, there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for,

         (a) in the case of an Option, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were purchased thereunder; and

         (b) in the case of a Restricted Share issued pursuant to a Restricted Stock Award, the holder of such Award shall receive, subject to the same restrictions and other conditions of such Award as determined pursuant to the provisions of Section 10, the same securities or other property as are received by the holders of the Corporation's Shares pursuant to such stock dividend, split-up, conversion, exchange, reclassification or substitution.

Any fractional shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Incentive Awards remain to be issued, or with respect to which Incentive Awards may be reissued, shall be adjusted in a similar manner.

In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights, or prior to the complete expiration of the vesting period under a Phantom Stock Award, the Committee, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the holder of the Rights shall be entitled upon their exercise, or to which the holder of the Phantom Stock Award shall be entitled upon the expiration of the vesting period, so that there shall be no increase or dilution in the cash and/or value of the shares or other property to which the holder of Rights or of a Phantom Stock Award shall be entitled by reason of such events.

Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Incentive Awards as it shall deem appropriate to prevent dilution or enlargement of rights.

18.  Issuance of Shares and Compliance with Securities Act.   The Corporation
     -----------------------------------------------------
may postpone the issuance and delivery of Shares pursuant to the grant or exercise of any Incentive Award until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. As a condition precedent to the issuance of Shares pursuant to the grant or exercise of an Incentive Award, the Corporation may require the recipient thereof to make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended, to issue the Shares in compliance with the provisions of that or any comparable act.

19.  Administration and Amendment of the Plan.   Except as hereinafter provided,
     ----------------------------------------
the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan and the terms and conditions of any Incentive Award not theretofor granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Incentive Award, may at any time withdraw or from time to time amend the Plan and the terms and conditions of such Incentive Awards as have been theretofor granted. Notwithstanding the foregoing, neither the Board of Directors nor the Committee shall amend the Plan without the approval of the stockholders, if such approval is required by Section 422 of the Code.

The Committee shall have the sole authority to (i) determine the individuals to whom Incentive Awards shall be made under the Plan, (ii) determine the type, size and terms of the Incentive Awards to be made to each such individual, (iii) determine the time when the Incentive Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Incentive Awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Corporation, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

20.  Governing Law.   Except as required by Delaware corporate law, the Plan
     -------------
shall be governed by and construed in accordance with the laws of the state of New York, without giving effect to principles of conflict of laws.

21.  Effective Date of Plan.   This Plan is conditioned upon its approval by the
     ----------------------
sole shareholder of the Corporation.

22.  Outstanding Options and Rights under Prior Plans.   This Plan is intended
     ------------------------------------------------
to cover and will assume the stock options and stock appreciation rights granted under the stock option and stock incentive plans of AMETEK, Inc. in existence prior to the Spin-Off, which are outstanding as of the date of the Spin-Off. Such stock options and stock appreciation rights shall be subject to the same terms and conditions as in effect prior to the Spin-Off except that such stock options and stock appreciation rights shall be exercisable with respect to Shares, and the number of Shares and/or the exercise price or base price thereunder shall be adjusted by the Committee so as to prevent dilution or enlargement of the rights of the respective holder thereof.

23.  Governing Document.   The Plan shall be the controlling document.  No other
     ------------------
statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Corporation and its successors and assigns.

24.  Funding of the Plan.   This Plan shall be unfunded.  The Corporation shall
     -------------------
not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Incentive Awards under this Plan. In no event shall interest be paid or accrued on any Incentive Award, including unpaid installments of Incentive Awards.

25.  Rights of Participants.   Nothing in this Plan shall entitle any employee
     ----------------------
or other person to any claim or right to be granted an Incentive Award under this Plan, except as provided in Section 5 with respect to Non-Employee Directors. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Corporation or any Affiliate, or any other employment rights.

26.  Headings.   Section headings are for reference only.  In the event of a
     --------
conflict between a title and the content of a Section, the content of the Section shall control.

27.  Miscellaneous
     -------------

         (a) Incentive Awards in Connection with Corporate Transactions and
             --------------------------------------------------------------
             Otherwise.   Nothing contained in this Plan shall be construed to
             ---------
             (i) limit the right of the Committee to make Incentive Awards under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Incentive Awards to employees thereof who become employees of the Corporation or an Affiliate, or for other proper corporate purposes, or (ii) limit the right of the Corporation to grant options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make an Incentive Award to an employee of another corporation who becomes an employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Corporation or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

         (b) Compliance with Law.   The Plan, the exercise of Options and Rights
             -------------------
             and the obligations of the Corporation to issue or transfer Shares under Incentive Awards shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Act, it is the intent of the Corporation that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Act. The Committee may revoke any Incentive Award if it is contrary to law or modify an Incentive Award to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to holders of Incentive Awards. The Committee may, in its sole discretion, agree to limit its authority under this Section.

         (c) Limitations on Actions Taken in Connection with a Change in
             -----------------------------------------------------------
             Control. Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control (as defined in Section 9 hereof), the Committee shall not have the right to take any actions that would make the Change in Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Corporation intends to use such treatment with respect to the Change of Control.

     IN WITNESS WHEREOF, the Corporation has caused these presents to be executed, in its corporate name, by its duly authorized officer, and its corporate seal to be affixed, as of this 27th day of July, 1997.

                                    Ametek Aerospace Products, Inc.


                                    By:  /s/  John J. Molinelli
                                         ---------------------------
                                              John J. Molinelli

Attest:

/s/  Donna F. Winquist
---------------------------
     Donna F. Winquist